Supplemental Agreement No. 7

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 7 (SA-7), entered into as of August 25, 2017, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA‑7 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate a package of configuration options and master changes previously accepted by Customer for 737-8 Aircraft, in accordance with LA-1106463R1, paragraph 2, Open Matters.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document ***, in accordance with LA-1106463R1, paragraph 3, Open Matters.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise Supplemental Exhibit BFE1 to reflect the selection dates and on dock dates of BFE for the 737-8 Aircraft, in accordance with LA-1106463R1, paragraph 2, Open Matters.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-7
BOEING PROPRIETARY

1.	TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA‑7 and is identified by “SA‑7”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.	TABLES.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments - 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-7") attached hereto and incorporated into the Purchase Agreement by this reference.

3.	EXHIBITS.

3.1. Exhibit A1, 737-8 Aircraft Configuration, is deleted in its entirety and replaced by the updated Exhibit A1 attached hereto and incorporated into the Purchase Agreement by this reference.

3.2. Exhibit BFE1, Buyer Furnished Equipment Variables, is deleted in its entirety and replaced by the updated Exhibit BFE1 attached hereto and incorporated into the Purchase Agreement by this reference.

4.	LETTER AGREEMENTS.

4.1. Letter Agreement SWA-PA-03729-LA-1400371, ***
, is added to the Purchase Agreement.

4.2. Letter Agreement SWA-PA-03729-LA-1500831, ***
, is added to the Purchase Agreement.

4.3. Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R1, Option
Aircraft, is deleted in its entirety and is replaced by a new Attachment 1
(attached).

4.4. Letter Agreement SWA-PA-03729-LA-1106463R1, Open Matters, is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106463R2.

5.	ADVANCE PAYMENT IMPACTS.

The revisions applied to Table 1A, Aircraft Delivery, Description, Price and Advance Payments - 737-8 Aircraft, result in ***

SWA-PA-03729	2	SA-7
BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney-In-Fact	Its: SVP, Finance

SWA-PA-03729	3	SA-7
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES

Article 1	Quantity, Model and Description	SA-2

Article 2	Delivery Schedule

Article 3	Price

Article 4	Payment	SA-2

Article 5	Additional Terms

TABLE	TITLE

1A	737-8 Aircraft Information Table	SA-7

1B	737-7 Aircraft Information Table	SA-2

EXHIBIT

A1	737-8 Aircraft Configuration	SA-7

A2	737-7 Aircraft Configuration	SA-2

B*	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS	TITLES

AE1*	Escalation Adjustment/Airframe and Optional Features

BFE1*	BFE Variables	SA-7

CS1	Customer Support Variables

CS1-7MAX	Customer Support Variables	SA-2

EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R2	Open Matters	SA-7

SWA-PA-03729-LA-1106464*	***

SWA-PA-03729		SA-7
	BOEING PROPRIETARY	Page 1

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1106465*	***

SWA-PA-03729-LA-1106466	***

SWA-PA-03729-LA-1106467R1	***	SA-5

SWA-PA-03729-LA-1106468*	***

SWA-PA-03729-LA-1106469R1	***	SA-2

SWA-PA-03729-LA-1106470R1	***	SA-2

SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2

SWA-PA-03729-LA-1106473R1	***	SA-5

SWA-PA-03729-LA-1106474R1	Option Aircraft	SA-5
	Attachment 1	SA-7

SWA-PA-03729-LA-1106475R1	***	SA-6

SWA-PA-03729-LA-1106476R1*	***	SA-5

SWA-PA-03729-LA-1106477*	***

SWA-PA-03729-LA-1106478	***

SWA-PA-03729-LA-1106479R1	***	SA-2

SWA-PA-03729-LA-1106480R1	***	SA-2

SWA-PA-03729-LA-1106481R2	***	SA-2

SWA-PA-03729-LA-1106482*	***

SWA-PA-03729-LA-1106483*	***

SWA-PA-03729-LA-1106484*	***
	Attachment A	SA-2
	Attachment B	SA-2

SWA-PA-03729-LA-1106485*	***

SWA-PA-03729-LA-1209080	***

SWA-PA-03729-LA-1210419	***	SA-1

SWA-PA-03729		SA-7
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1300943	***	SA-2

SWA-PA-03729-LA-1301168R3	***	SA-6

SWA-PA-03729-LA-1301168R3	***	SA-5

SWA-PA-03729-LA-1400371	***	SA-7

SASWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6

SWA-PA-03729-LA-1500831	***	SA-7

SWA‑PA‑03729‑LA‑1602486	***	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-7
	BOEING PROPRIETARY	Page 3

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA- 1106472R1	***	SA-2	Deleted under SA-4
SWA-PA- 01810/03729-LA- 1301169	***	SA-2	Deleted under SA-4

SWA-PA-03729		SA-7
	BOEING PROPRIETARY	Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)
Engine Model/Thrust:	CFMLEAP-1B28BI	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2017	1	***	36929	***	A	Note 1	***	***	***	***	***
Jul-2017	2	***	42558, 42559	***	C	Note 1	***	***	***	***	***
Aug-2017	3	***	36979, 36930, 36984	***	A	Note 1	***	***	***	***	***
Aug-2017	3	***	42563, 42566, 42567	***	C	Note 1	***	***	***	***	***
Sep-2017	1	***	36934	***	A	Note 1	***	***	***	***	***
Oct-2017	1	***	42544	***	A		***	***	***	***	***
Oct-2017	1	***	42570	***	C		***	***	***	***	***
Nov-2017	1	***	36988	***	A		***	***	***	***	***
Dec-2017	1	***	42554	***	C		***	***	***	***	***
Mar-2018	1	***	36989	***	A		***	***	***	***	***
Mar-2018	1	***	42571	***	C		***	***	***	***	***
Apr-2018	1	***	42546	***	A		***	***	***	***	***
Jun-2018	1	***	42572	***	C		***	***	***	***	***
Jul-2018	1	***	42547	***	A		***	***	***	***	***
Jul-2018	1	***	42556	***	C		***	***	***	***	***
Aug-2018	1	***	42548	***	A		***	***	***	***	***
Sep-2018	1	***	42574	***			***	***	***	***	***
Sep-2018	1	***	37019	***	A		***	***	***	***	***

SA-7
SWA-PA-03729 106097-1F.TXT	Boeing Proprietary	Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2018	1	***	42575	***			***	***	***	***	***
Oct-2018	1	***	42549		A		***	***	***	***	***
Nov-2018	1	***	42573				***	***	***	***	***
Dec-2018	1	***	42576				***	***	***	***	***
Mar-2021	1	***	42648				***	***	***	***	***
Apr-2021	3	***	42649, 42650, 42651				***	***	***	***	***
May-2021	3	***	42652, 42653, 42654				***	***	***	***	***
Jun-2021	3	***	42655, 42656, 42670				***	***	***	***	***
Jul-2021	3	***	42657, 42658, 42671				***	***	***	***	***
Mar-2022	2	***	42678, 42679				***	***	***	***	***
Apr-2022	3	***	42680, 42681, 42688				***	***	***	***	***
May-2022	3	***	42682, 42683, 42684				***	***	***	***	***
Jun-2022	3	***	42685, 42686, 42687				***	***	***	***	***
Jul-2022	2	***	42689, 42690				***	***	***	***	***
Aug-2022	2	***	42693, 42695				***	***	***	***	***
Jan-2023	3	***	42577, 42560, 42565				***	***	***	***	***
Feb-2023	2	***	42562, 42564				***	***	***	***	***
Feb-2023	1	***	37042		A		***	***	***	***	***
Mar-2023	1	***	42557				***	***	***	***	***
Mar-2023	1	***	42550		A		***	***	***	***	***
Mar-2023	1	***	36732		B		***	***	***	***	***
Apr-2023	1	***	42555				***	***	***	***	***
Apr-2023	1	***	42551		A		***	***	***	***	***
Apr-2023	1	***	38806		B		***	***	***	***	***
May-2023	2	***	42594, 42568				***	***	***	***	***
May-2023	1	***	37043		A		***	***	***	***	***
Jun-2023	1	***	42581				***	***	***	***	***
Jun-2023	2	***	37034, 42536		A		***	***	***	***	***
Jul-2023	2	***	42597, 42582				***	***	***	***	***

SA-7
SWA-PA-03729 106097-1F.TXT	Boeing Proprietary	Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2023	1	***	36722		B		***	***	***	***	***
Aug-2023	1	***	42593				***	***	***	***	***
Aug-2023	2	***	42552, 42537		A		***	***	***	***	***
Sep-2023	2	***	42601, 42578				***	***	***	***	***
Sep-2023	1	***	36727		B		***	***	***	***	***
Oct-2023	2	***	42605, 42579				***	***	***	***	***
Oct-2023	1	***	42538		A		***	***	***	***	***
Nov-2023	1	***	42580				***	***	***	***	***
Nov-2023	1	***	38815		B		***	***	***	***	***
Dec-2023	1	***	42583				***	***	***	***	***
Dec-2023	1	***	42539		A		***	***	***	***	***
Jan-2024	3	***	42611, 42584, 42585				***	***	***	***	***
Jan-2024	1	***	42553		A		***	***	***	***	***
Feb-2024	3	***	42612, 42596, 42599				***	***	***	***	***
Feb-2024	1	***	35970		B		***	***	***	***	***
Mar-2024	1	***	42607				***	***	***	***	***
Mar-2024	3	***	38817, 35968, 35972		B		***	***	***	***	***
Apr-2024	2	***	42617, 42606				***	***	***	***	***
Apr-2024	1	***	42540		A		***	***	***	***	***
Apr-2024	1	***	36736		B		***	***	***	***	***
May-2024	3	***	42619, 42622, 42608				***	***	***	***	***
May-2024	1	***	42541		A		***	***	***	***	***
Jun-2024	1	***	42610				***	***	***	***	***
Jun-2024	1	***	42542		A		***	***	***	***	***
Jun-2024	1	***	33941		B		***	***	***	***	***
Jul-2024	1	***	42615				***	***	***	***	***
Jul-2024	2	***	35963, 35967		B		***	***	***	***	***
Aug-2024	2	***	42624, 42626				***	***	***	***	***
Aug-2024	1	***	42543		A		***	***	***	***	***

SA-7
SWA-PA-03729 106097-1F.TXT	Boeing Proprietary	Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2024	1	***	42630				***	***	***	***	***
Sep-2024	2	***	36730, 36733		B		***	***	***	***	***
Oct-2024	2	***	42625, 42636				***	***	***	***	***
Oct-2024	1	***	33940		B		***	***	***	***	***
Nov-2024	1	***	42639				***	***	***	***	***
Nov-2024	2	***	35971, 35974		B		***	***	***	***	***
Dec-2024	2	***	42628, 42640				***	***	***	***	***
Dec-2024	1	***	35975		B		***	***	***	***	***
Jan-2025	2	***	42633, 42634				***	***	***	***	***
Jan-2025	2	***	38804, 38805		B		***	***	***	***	***
Feb-2025	3	***	42637, 42641, 42643				***	***	***	***	***
Feb-2025	1	***	36729		B		***	***	***	***	***
Mar-2025	4	***	42644, 42645, 42646, 42647				***	***	***	***	***
Apr-2025	4	***	42659, 42660, 42661, 42662				***	***	***	***	***
May-2025	3	***	42663, 42664, 42666				***	***	***	***	***
Jun-2025	3	***	42665, 42667, 42669				***	***	***	***	***
Jul-2025	3	***	42668, 42672, 42673				***	***	***	***	***
Aug-2025	3	***	42674, 42675, 42691				***	***	***	***	***
Sep-2025	3	***	42676, 42677, 42694				***	***	***	***	***
Oct-2025	3	***	42692, 42696, 42697				***	***	***	***	***
Nov-2025	3	***	42698, 42699, 42700				***	***	***	***	***
Dec-2025	3	***	42701, 42702, 42703				***	***	***	***	***

Total:    170

* ***
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.

Notes:
***

SA-7
SWA-PA-03729 106097-1F.TXT	Boeing Proprietary	Page 4

737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A1 to Purchase Agreement Number PA-03729

SWA-PA-03729		SA-7
Page A1-1	BOEING PROPRIETARY

Exhibit A1
737-8 AIRCRAFT CONFIGURATION
Dated December 13, 2011
relating to
BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number D019A008SWA18P-1, revision NEW, released on June 30, 2017. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A1. Such Detail Specification will be comprised of Boeing configuration specification D019A008, Revision O, dated September 30, 2016 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

SWA-PA-03729		SA-7
Page A1-2	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
0110-000030	MAJOR MODEL 737 AIRPLANE	***	***	***
0110E131A08	MINOR MODEL 737-8 AIRPLANE	***	***	***
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	***	***	***
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	***	***	***
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD	***	***	***
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT	***	***	***
0170C430H07	PC - FLIGHT DECK - ROLLER SUNSHADES - DELETION - NUMBER 2 AND 3 WINDOWS - FLIGHT DECK - SFE	***	***	***
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	***	***	***
0170D347B33	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	***	***	***
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN AND UNIQUE HANDSET FACEPLATE DISPLAY - BOEING SKY INTERIOR	***	***	***
0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***	***	***
0170D837A13	FLEXIBLE CERTIFICATION	***	***	***
0170E173B00	FLIGHT DECK - TWO OBSERVERS	***	***	***
0170E656A04	AIRFRAME - 737-8	***	***	***
0220E684A09	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	***	***	***
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	***	***	***
0221B463A04	MP-CERT. OF TAKEOFF & LANDING WITH 15 KNOT TAILWIND	***	***	***
0221E029A02	SKID-RESISTANT RUNWAY TAKEOFF WITH ANTISKID SYSTEM INOPERATIVE	***	***	***
0222E052A08	SHORT FIELD PERFORMANCE ENHANCEMENT: INSTALLATION OF TWO POSITION TAIL SKID	***	***	***
0226B694H86	MP - GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	***	***	***
0226C594A28	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY- PARTIAL PROVISIONS	***	***	***
0226E437D67	MP- GNSS LANDING SYSTEM (GLS) - CHANGE INCORP- CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	***	***	***
0228E437A74	AIRPLANE FLIGHT MANUAL	***	***	***
0252A541A02	ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS TEMPERATURE	***	***	***
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	***	***	***
0315E684A03	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	***	***	***
1110E559D06	EXTERIOR NON-REGULATORY MARKINGS	***	***	***
1110E624B44	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	***	***	***
1130E559D12	CARGO COMPARTMENT PLACARDS	***	***	***
1130E559D13	LIGHTED SIGNS - BI-LINGUAL SPANISH/ENGLISH	***	***	***
1130E559D15	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	***	***	***

SWA-PA-03729		SA-7
Page A1-3	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2103E437E01	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	***	***	***
2103E437E14	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - CHANGE INCORP - INSTALLATION	***	***	***
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***	***	***
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	***	***	***
2160-000025	CABIN TEMPERATURE INDICATION - DEGREES FAHRENHEIT	***	***	***
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***	***	***
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***	***	***
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***	***	***
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	***	***	***
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	***	***	***
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***	***	***
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***	***	***
2310C410A91	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	***	***	***
2312A639A46	VHF COMMUNICATIONS - ACTIVATION OF KEYLINE TIMER	***	***	***
2312E173A49	VHF COMMUNICATIONS - TRIPLE HONEYWELL ARINC 750 RTA-50D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 965-1696-021 - BFE/SPE	***	***	***
2315E706A59	MP - SATCOM - INSTALLATION OF PARTIAL WIRING AND MOUNTING PROVISIONS - ICG MODEL ICS-300 IRIDIUM SATCOM SYSTEM WITH A SINGLE TOP MOUNTED DUAL ELEMENT IRIDIUM ANTENNA	***	***	***
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	***	***	***
2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	***	***	***
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	***	***	***
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	***	***	***
2322E437D59	MP - CMU - INSTALLATION OF WIRING PROVISIONS BETWEEN THE ONBOARD NETWORK SYSTEM (ONS) AND THE COMMUNICATION MANAGEMENT UNIT PROVISIONS	***	***	***
2322E516A03	CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 - BFE / SPE	***	***	***
2324D197A18	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS AUTOMATIC FIXED - WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - WITH ANTENNA P/N 110-337 - BFE/SPE	***	***	***
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	***	***	***

SWA-PA-03729		SA-7
Page A1-4	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2331E097A10	PRAM/BMM SYSTEM - PANASONIC - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	***	***	***
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	***	***	***
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	***	***	***
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	***	***	***
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	***	***	***
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***	***	***
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	***	***	***
2371B628B32	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-001 - BFE/SPE	***	***	***
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***	***	***
2371E437C25	MP - VOICE RECORDER - REPLACEMENT - VOICE RECORDER WITH 90 DAY BATTERY IN LIEU OF VOICE RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	***	***	***
2451B750A96	GALLEY G2 POWER - 17.25 KVA - COMPLETE PROVISIONS	***	***	***
2451B815K32	POWER DISTRIBUTION - WIRING INSTALLATION FOR ADDITIONAL CAPACITY	***	***	***
2451D360M03	MP - MOD STD SEL - GALLEY G4B POWER - REVISION - 12 KVA INSTALLATION AND PROVISIONS FOR 17.25 KVA IN LIEU OF COMPLETE INSTALLATION	***	***	***
2451E447B64	GALLEY G1 & G7 POWER - 12 KVA	***	***	***
2454E484B59	IN-SEAT POWER OUTLETS - INSTALLATION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE/SPE	***	***	***
2454E484C79	MP - IN-SEAT POWER OUTLETS - DELETION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE	***	***	***
2500E559K65	MP - CLOSET - REPLACEMENT - FWD RH FULL HEIGHT CLOSET IN LIEU OF FULL HEIGHT/HALF HEIGHT G2 GALLEY - STA 325 - 343 - ENCORE - BFE	***	***	***
2500E559K83	MP - INTERIOR ARRANGEMENT - REVISION - DETACHABLE EMERGENCY EQUIPMENT - BFE	***	***	***
2500E559M56	MP - MOD STD SEL - CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE FACEPLATE	***	***	***
2500E559R44	MP - INTERIOR ARRANGEMENT - REVISION - ADDITION OF SLIDE-OUT STOWAGE IN LAVS D & E AND REVISION TO EMERGENCY EQUIPMENT	***	***	***
2500E559Y62	MP - NON-CERTIFIED FLYAWAY KIT - ADDITION - FIRST AID KIT BRACKET	***	***	***
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	***	***	***

SWA-PA-03729		SA-7
Page A1-5	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2513E437A99	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	***	***	***
2514E559T12	MP - SIDEWALL LINING AND AIR RETURN GRILLE - REVISION - ENHANCED FASTENING PROVISIONS	***	***	***
2520E559D17	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***	***	***
2520E559L37	MP - PASSENGER COMPARTMENT - REVISION - DECORATIVE LAMINATE - FORWARD MONUMENTS	***	***	***
2523E559E42	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	***	***	***
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	***	***	***
2525C204F39	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 304 LH	***	***	***
2525C204F40	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 LH	***	***	***
2525C204F41	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 RH	***	***	***
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	***	***	***
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	***	***	***
2525E559D22	ECONOMY CLASS SEATS - BFE/SPE	***	***	***
2527E559H50	FLOOR COVERING - CARPET - BFE/SPE	***	***	***
2527E559H51	FLOOR COVERING - GALLEY AND ENTRYWAY FLOOR MAT - BFE/SPE	***	***	***
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528E559D23	LITERATURE POCKETS	***	***	***
2528E559D24	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	***	***	***
2529D360B52	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - UNIQUE FACEPLATE DISPLAY	***	***	***
2530D383A11	G1 GALLEY - AFT STATION 297 - BFE/SPE	***	***	***
2530E559D10	GALLEY G2 - STA 325-343 - BFE/SPE	***	***	***
2530E559D27	G7 GALLEY - AFT OF DOOR 1, LEFT - AFT STA 374 - BFE/SPE	***	***	***
2530E559D29	GALLEY INSERT PART NUMBERS - BFE/SPE	***	***	***
2530E559K27	MP - GALLEY - REVISION - G1 GALLEY AFT STA 293 IN LIEU OF STA 297	***	***	***
2530E624B45	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	***	***	***
2530E624B63	GALLEY CHILLER - AFT G4B GALLEY - PROVISIONS	***	***	***
2540D347A92	LA ADVANCED LAVATORY	***	***	***
2540E559D31	LA ADVANCED LAVATORY SELECTABLES	***	***	***
2540E559D32	LD ADVANCED LAVATORY SELECTABLES	***	***	***
2540E559D33	LE ADVANCED LAVATORY SELECTABLES	***	***	***

SWA-PA-03729		SA-7
Page A1-6	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2540E559N20	MP - LAVATORIES - REVISION - LAVS D AND E - NON-SPACEWALL IN LIEU OF SPACEWALL	***	***	***
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	***	***	***
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	***	***	***
2562E559E21	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***	***
2562E559K34	MP - OVERWATER EMERGENCY EQUIPMENT - DELETION - LIFE RAFTS - EASTERN AERO MARINE - BFE	***	***	***
2562E559U37	MP - OVERWATER EMERGENCY EQUIPMENT - REPLACEMENT - PASSENGER LIFE VEST - EASTERN AERO MARINE INC - BFE	***	***	***
2564E559D98	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***	***
2564E559X35	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - DELETION - FIRST AID KIT - MINE SAFETY APPLIANCES CO - BFE	***	***	***
2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	***	***	***
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***	***	***
2841-000012	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	***	***	***
2844-000019	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN U.S. GALLONS	***	***	***
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	***	***	***
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	***	***	***
2911E684D00	MP - AC MOTOR DRIVEN HYDRAULIC PUMPS - INSTALL TWO PARKER (ABEX) IN LIEU OF TWO EATON (VICKERS) - SFE	***	***	***
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	***	***	***
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***	***	***
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	***	***	***
3131E103A15	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CATIIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY - ONS - SFE	***	***	***
3131E437C26	MP - FLIGHT DATA RECORDER SYSTEM - REPLACEMENT - FLIGHT DATA RECORDER WITH 90 DAY BATTERY IN LIEU OF FLIGHT DATA RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	***	***	***
3132E437D35	MP - ARINC 615 PORTABLE DATA LOADER CONNECTOR - INSTALLATION - FLIGHT DECK - P61-4 MAINTENANCE BITE PANEL	***	***	***
3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***	***	***
3135E437D40	MP - ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT 23300	***	***	***

SWA-PA-03729		SA-7
Page A1-7	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***	***	***
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	***	***	***
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***	***	***
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	***	***	***
3162-000028	RADIO ALTITUDE - BELOW ADI	***	***	***
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***	***	***
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***	***	***
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	***	***	***
3162-000044	TCAS RESOLUTION ADVISORY - VSI	***	***	***
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***	***	***
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	***	***	***
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	***	***	***
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	***	***	***
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	***	***	***
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***	***	***
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	***	***	***
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	***	***	***
3162E437C95	MP - FLIGHT AND NAVIGATION DISPLAYS - LANDING SYS ELECTRONIC PLACARD WORKSHEET - AUXILIARY DISPLAY	***	***	***
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***	***	***
3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - GOODRICH - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	***	***	***
3245B290A92	BRAKES - CARBON - GOODRICH	***	***	***
3245C927A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 30-PR, 235 MPH RADIAL TIRES	***	***	***
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	***	***	***
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	***	***	***
3327D380B90	GALLEY LIGHTS - 28 VDC POWER - GALLEY G7 / CLOSET	***	***	***
3327E559L81	MP - GALLEY LIGHTS - 28 VDC POWER - DELETION - GALLEY G7 / CLOSET	***	***	***
3350E097A38	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - NARROW COLOR PHOTOLUMINESCENT	***	***	***
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	***	***	***
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL - P/N 066-50029-1201 - BFE/SPE	***	***	***

SWA-PA-03729		SA-7
Page A1-8	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3430E437D65
MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE
		***	***	***
3430E437D69
MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - CHANGE INCORP - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE
		***	***	***
3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	***	***	***
3433C594A98	LOW RANGE RADIO ALTIMETER (LRRA) - CAT IIIB CAPABLE - HONEYWELL - P/N 066-50007-0531- BFE/SPE	***	***	***
3436E640B45	MP - HEAD UP DISPLAY (HUD) SYSTEM - INSTALLATION - SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE	***	***	***
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	***	***	***
3443E032A44	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - HONEYWELL RDR-4000, VERSION 2 TRANSCEIVER - 930-2000-001 - BFE/SPE	***	***	***
3445C594B01	TCAS SYSTEM - HONEYWELL TCAS COMPUTER P/N 940-0351-001 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	***	***	***
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***	***	***
3446-000049	500 SMART CALLOUT INHIBITED	***	***	***
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	***	***	***
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	***	***	***
3451E097A30	VOR/MARKER BEACON - HONEYWELL RECEIVER P/N 69001410-100 - BFE/SPE	***	***	***
3453E052A56	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01212-0301 - ADS-B OUT DO-260B COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***	***	***
3455D338A05	DISTANCE MEASURING EQUIPMENT (DME) SCANNING INTERROGATOR- HONEYWELL P/N 066-50013-0111 - BFE/SPE	***	***	***
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	***	***	***
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***	***	***
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATION DATA LINK (AOC DL) - FEATURE ACTIVATION	***	***	***
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***	***	***
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***	***	***

SWA-PA-03729		SA-7
Page A1-9	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	***	***	***
3461B430C49	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REQUIRED NAVIGATION PERFORMANCE (RNP) DEFAULT VALUE CHANGE	***	***	***
3461B696E14	MP - FMCE - ADDITIONAL CONTROL DISPLAY UNIT FIX PAGES - ENABLE	***	***	***
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	***	***	***
3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	***	***	***
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	***	***	***
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	***	***	***
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***	***	***
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	***	***	***
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	***	***	***
3511B873B93	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - AV-OX INC - BFE/SPE	***	***	***
3511B873B94	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - AV-OX INC - BFE/SPE	***	***	***
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AV-OX INC - BFE/SPE	***	***	***
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***	***	***
3812-000002	NO WATER QUANTITY GAUGE - WATER SERVICE PANEL	***	***	***
3832-000076	NO SENSOR FOULED LIGHT - COVER PLATE	***	***	***
3832-000078	NO WASTE QUANTITY GAUGE - COVER PLATE	***	***	***
3910E437A86	AFT ELECTRONICS PANEL ARRANGEMENT WITH TWO RADIO TUNING PANELS AND ARINC 740 PRINTER PROVISIONS	***	***	***
4435E484C78	MP - HIGH SPEED COMMUNICATION - STRUCTURAL PROVISIONS - KU BAND RADOME INSTALLATION - 737 BOEING SKY INTERIOR 159200	***	***	***
4435E484D01	MP - HIGH SPEED COMMUNICATION - PARTIAL PROVISIONS - GLOBAL EAGLE ENTERTAINMENT CABIN NETWORK SYSTEM WITH KU BAND CONNECTIVITY - THREE WIRELESS ACCESS POINTS (WAP) - 737 BOEING SKY INTERIOR	***	***	***
4435E484D80	MP - HIGH-SPEED COMMUNICATIONS - INSTALLATION INTO PARTIAL PROVISIONS - WIRELESS CABIN NETWORK WITH 3 CWLU'S AND KU BAND CONNECTIVITY - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE	***	***	***
4435E484H13	MP - HIGH SPEED COMMUNICATION - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	***	***	***

SWA-PA-03729		SA-7
Page A1-10	BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
4435E484H15	MP - HIGH SPEED COMMUNICATION - CHANGE INCORP - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	***	***	***
4610E437C72	MP - GROUND BASED CONNECTIVITY - INSTALLATION - AIRCRAFT WIRELESS LAN UNIT CELLULAR - TELEDYNE CONTROLS - BFE	***	***	***
4610E437E26	MP - ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	***	***	***
4610E437E28	MP - ONBOARD NETWORK SYSTEM - CHANGE INCORP - ACTIVATION OF ONS-ACARS CMU INTERFACE	***	***	***
4610E839A41	MP - ONBOARD NETWORK SYSTEM - REPLACEMENT - AIRCRAFT WIRELESS LAN UNIT - CELLULAR AND WIFI IN LIEU OF CELLULAR GROUND BASED CONNECTIVITY ONLY - TELEDYNE CONTROLS - BFE	***	***	***
5231A561C54	CARGO DOOR - SOLID SKIN	***	***	***
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***	***	***
5352A298A28	RADOME- NORDAM- SFE	***	***	***
7200D422A12	CFM LEAP-1B ENGINES - 1B28B1 RATING	***	***	***
7200E430E27	MP - CFM LEAP -1B ENGINES - CHANGE INCORP - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	***	***	***
7200E684E22	MP - CFM LEAP -1B ENGINES - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	***	***	***
7900-000116	LUBRICATING OIL - MOBIL JET II	***	***	***
MISC	INTERIOR ALLOWANCE	***	***	***
	TOTALS:	***	***	***

SWA-PA-03729		SA-7
Page A1-11	BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-03729

SWA-PA-03729-BFE1		SA-7
	BOEING PROPRIETARY	Page 1

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	5/1/2016

Galley Inserts	5/1/2016

Seats (passenger)	5/1/2016

Overhead & Audio System	5/1/2016

In-Seat Video System	Same as seats

Miscellaneous Emergency Equipment	7/1/2016

Cargo Handling Systems* (Single Aisle Programs only)	11/1/2016

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.
2.     On-dock Dates and Other Information.
On or before nine (9) months prior to aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC)). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

SWA-PA-03729-BFE1		SA-7
	BOEING PROPRIETARY	Page 2

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jul-2017	3	5/23/2017	5/16/2017	3/27/2017	5/16/2017	5/16/2017	5/16/2017	2/9/2017	5/2/2017	1/9/2017	4/17/2017
Aug-2017	6	6/21/2017	6/14/2017	4/24/2017	6/14/2017	6/14/2017	6/14/2017	3/9/2017	5/31/2017	2/6/2017	5/15/2017
Sep-2017	1	7/25/2017	7/18/2017	5/25/2017	7/18/2017	7/18/2017	7/18/2017	4/11/2017	7/3/2017	3/9/2017	6/16/2017
Oct-2017	2	8/22/2017	8/15/2017	6/23/2017	8/15/2017	8/15/2017	8/15/2017	5/9/2017	8/1/2017	4/6/2017	7/17/2017
Nov-2017	2	9/22/2017	9/15/2017	7/26/2017	9/15/2017	9/15/2017	9/15/2017	6/9/2017	8/31/2017	5/8/2017	8/16/2017
Jan-2018	2	11/13/2017	11/6/2017	9/15/2017	11/6/2017	11/6/2017	11/6/2017	8/1/2017	10/23/2017	6/28/2017	10/6/2017
Mar-2018	1	1/22/2018	1/15/2018	11/14/2017	1/15/2018	1/15/2018	1/15/2018	9/29/2017	12/22/2017	8/28/2017	12/7/2017
Jun-2018	1	4/24/2018	4/17/2018	2/26/2018	4/17/2018	4/17/2018	4/17/2018	1/11/2018	4/3/2018	12/1/2017	3/19/2018
Jul-2018	2	5/23/2018	5/16/2018	3/27/2018	5/16/2018	5/16/2018	5/16/2018	2/9/2018	5/2/2018	1/9/2018	4/17/2018
Aug-2018	1	6/22/2018	6/15/2018	4/26/2018	6/15/2018	6/15/2018	6/15/2018	3/13/2018	6/1/2018	2/8/2018	5/17/2018
Sep-2018	2	7/25/2018	7/18/2018	5/29/2018	7/18/2018	7/18/2018	7/18/2018	4/13/2018	7/4/2018	3/13/2018	6/19/2018
Oct-2018	2	8/22/2018	8/15/2018	6/26/2018	8/15/2018	8/15/2018	8/15/2018	5/11/2018	8/1/2018	4/10/2018	7/17/2018
Nov-2018	1	9/24/2018	9/17/2018	7/27/2018	9/17/2018	9/17/2018	9/17/2018	6/13/2018	9/3/2018	5/11/2018	8/17/2018
Dec-2018	1	10/24/2018	10/17/2018	8/28/2018	10/17/2018	10/17/2018	10/17/2018	7/13/2018	10/3/2018	6/12/2018	9/18/2018
Mar-2021	1	1/20/2021	1/13/2021	11/24/2020	1/13/2021	1/13/2021	1/13/2021	10/9/2020	12/30/2020	9/8/2020	12/15/2020
Apr-2021	3	2/22/2021	2/15/2021	12/25/2020	2/15/2021	2/15/2021	2/15/2021	11/11/2020	2/1/2021	10/9/2020	1/15/2021
May-2021	3	3/24/2021	3/17/2021	1/26/2021	3/17/2021	3/17/2021	3/17/2021	12/11/2020	3/3/2021	11/10/2020	2/16/2021
Jun-2021	3	4/22/2021	4/15/2021	2/24/2021	4/15/2021	4/15/2021	4/15/2021	1/11/2021	4/1/2021	12/9/2020	3/17/2021
Jul-2021	3	5/24/2021	5/17/2021	3/26/2021	5/17/2021	5/17/2021	5/17/2021	2/10/2021	5/3/2021	1/8/2021	4/16/2021
Mar-2022	2	1/20/2022	1/13/2022	11/24/2021	1/13/2022	1/13/2022	1/13/2022	10/11/2021	12/30/2021	9/8/2021	12/15/2021
Apr-2022	3	2/22/2022	2/15/2022	12/27/2021	2/15/2022	2/15/2022	2/15/2022	11/11/2021	2/1/2022	10/11/2021	1/17/2022
May-2022	3	3/23/2022	3/16/2022	1/25/2022	3/16/2022	3/16/2022	3/16/2022	12/10/2021	3/2/2022	11/9/2021	2/15/2022
Jun-2022	3	4/22/2022	4/15/2022	2/24/2022	4/15/2022	4/15/2022	4/15/2022	1/11/2022	4/1/2022	12/9/2021	3/17/2022
Jul-2022	2	5/24/2022	5/17/2022	3/28/2022	5/17/2022	5/17/2022	5/17/2022	2/10/2022	5/3/2022	1/10/2022	4/18/2022
Aug-2022	2	6/22/2022	6/15/2022	4/26/2022	6/15/2022	6/15/2022	6/15/2022	3/11/2022	6/1/2022	2/8/2022	5/17/2022
Jan-2023	3	11/23/2022	11/16/2022	9/27/2022	11/16/2022	11/16/2022	11/16/2022	8/12/2022	11/2/2022	7/12/2022	10/18/2022
Feb-2023	3	12/23/2022	12/16/2022	10/27/2022	12/16/2022	12/16/2022	12/16/2022	9/13/2022	12/2/2022	8/11/2022	11/17/2022
Mar-2023	1	1/20/2023	1/13/2023	11/24/2022	1/13/2023	1/13/2023	1/13/2023	10/11/2022	12/30/2022	9/8/2022	12/15/2022
Mar-2023	2	1/20/2023	1/13/2023	11/24/2022	1/13/2023	1/13/2023	1/13/2023	10/11/2022	12/30/2022	9/8/2022	12/15/2022
Apr-2023	3	2/22/2023	2/15/2023	12/27/2022	2/15/2023	2/15/2023	2/15/2023	11/11/2022	2/1/2023	10/11/2022	1/17/2023
May-2023	3	3/22/2023	3/15/2023	1/24/2023	3/15/2023	3/15/2023	3/15/2023	12/9/2022	3/1/2023	11/8/2022	2/14/2023
Jun-2023	3	4/24/2023	4/17/2023	2/24/2023	4/17/2023	4/17/2023	4/17/2023	1/11/2023	4/3/2023	12/9/2022	3/17/2023
Jul-2023	3	5/24/2023	5/17/2023	3/28/2023	5/17/2023	5/17/2023	5/17/2023	2/10/2023	5/3/2023	1/10/2023	4/18/2023
Aug-2023	3	6/22/2023	6/15/2023	4/26/2023	6/15/2023	6/15/2023	6/15/2023	3/13/2023	6/1/2023	2/8/2023	5/17/2023
Sep-2023	3	7/25/2023	7/18/2023	5/29/2023	7/18/2023	7/18/2023	7/18/2023	4/13/2023	7/4/2023	3/13/2023	6/19/2023
Oct-2023	3	8/23/2023	8/16/2023	6/27/2023	8/16/2023	8/16/2023	8/16/2023	5/12/2023	8/2/2023	4/11/2023	7/18/2023
Nov-2023	2	9/22/2023	9/15/2023	7/27/2023	9/15/2023	9/15/2023	9/15/2023	6/13/2023	9/1/2023	5/11/2023	8/17/2023
Dec-2023	2	10/24/2023	10/17/2023	8/28/2023	10/17/2023	10/17/2023	10/17/2023	7/13/2023	10/3/2023	6/12/2023	9/18/2023

SWA-PA-03729-BFE1		SA-7
	BOEING PROPRIETARY	Page 3

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jan-2024	4	11/22/2023	11/15/2023	9/26/2023	11/15/2023	11/15/2023	11/15/2023	8/11/2023	11/1/2023	7/11/2023	10/17/2023
Feb-2024	4	12/25/2023	12/18/2023	10/27/2023	12/18/2023	12/18/2023	12/18/2023	9/13/2023	12/4/2023	8/11/2023	11/17/2023
Mar-2024	4	1/23/2024	1/16/2024	11/27/2023	1/16/2024	1/16/2024	1/16/2024	10/12/2023	1/2/2024	9/11/2023	12/18/2023
Apr-2024	4	2/21/2024	2/14/2024	12/26/2023	2/14/2024	2/14/2024	2/14/2024	11/10/2023	1/31/2024	10/10/2023	1/16/2024
May-2024	4	3/22/2024	3/15/2024	1/25/2024	3/15/2024	3/15/2024	3/15/2024	12/12/2023	3/1/2024	11/9/2023	2/15/2024
Jun-2024	3	4/24/2024	4/17/2024	2/27/2024	4/17/2024	4/17/2024	4/17/2024	1/12/2024	4/3/2024	12/12/2023	3/19/2024
Jul-2024	3	5/22/2024	5/15/2024	3/26/2024	5/15/2024	5/15/2024	5/15/2024	2/9/2024	5/1/2024	1/9/2024	4/16/2024
Aug-2024	3	6/24/2024	6/17/2024	4/26/2024	6/17/2024	6/17/2024	6/17/2024	3/13/2024	6/3/2024	2/9/2024	5/17/2024
Sep-2024	3	7/24/2024	7/17/2024	5/28/2024	7/17/2024	7/17/2024	7/17/2024	4/12/2024	7/3/2024	3/12/2024	6/18/2024
Oct-2024	3	8/22/2024	8/15/2024	6/26/2024	8/15/2024	8/15/2024	8/15/2024	5/13/2024	8/1/2024	4/10/2024	7/17/2024
Nov-2024	3	9/24/2024	9/17/2024	7/29/2024	9/17/2024	9/17/2024	9/17/2024	6/13/2024	9/3/2024	5/13/2024	8/19/2024
Dec-2024	3	10/23/2024	10/16/2024	8/27/2024	10/16/2024	10/16/2024	10/16/2024	7/12/2024	10/2/2024	6/11/2024	9/17/2024
Jan-2025	4	11/22/2024	11/15/2024	9/26/2024	11/15/2024	11/15/2024	11/15/2024	8/13/2024	11/1/2024	7/11/2024	10/17/2024
Feb-2025	4	12/25/2024	12/18/2024	10/29/2024	12/18/2024	12/18/2024	12/18/2024	9/13/2024	12/4/2024	8/13/2024	11/19/2024
Mar-2025	4	1/22/2025	1/15/2025	11/26/2024	1/15/2025	1/15/2025	1/15/2025	10/11/2024	1/1/2025	9/10/2024	12/17/2024
Apr-2025	4	2/20/2025	2/13/2025	12/25/2024	2/13/2025	2/13/2025	2/13/2025	11/11/2024	1/30/2025	10/9/2024	1/15/2025
May-2025	3	3/24/2025	3/17/2025	1/24/2025	3/17/2025	3/17/2025	3/17/2025	12/11/2024	3/3/2025	11/8/2024	2/14/2025
Jun-2025	3	4/23/2025	4/16/2025	2/25/2025	4/16/2025	4/16/2025	4/16/2025	1/10/2025	4/2/2025	12/10/2024	3/18/2025
Jul-2025	3	5/22/2025	5/15/2025	3/26/2025	5/15/2025	5/15/2025	5/15/2025	2/10/2025	5/1/2025	1/8/2025	4/16/2025
Aug-2025	3	6/24/2025	6/17/2025	4/28/2025	6/17/2025	6/17/2025	6/17/2025	3/13/2025	6/3/2025	2/10/2025	5/19/2025
Sep-2025	3	7/23/2025	7/16/2025	5/27/2025	7/16/2025	7/16/2025	7/16/2025	4/11/2025	7/2/2025	3/11/2025	6/17/2025
Oct-2025	3	8/22/2025	8/15/2025	6/26/2025	8/15/2025	8/15/2025	8/15/2025	5/13/2025	8/1/2025	4/10/2025	7/17/2025
Nov-2025	3	9/24/2025	9/17/2025	7/29/2025	9/17/2025	9/17/2025	9/17/2025	6/13/2025	9/3/2025	5/13/2025	8/19/2025
Dec-2025	3	10/22/2025	10/15/2025	8/26/2025	10/15/2025	10/15/2025	10/15/2025	7/11/2025	10/1/2025	6/10/2025	9/16/2025
Total	170

3.    Additional Delivery Requirements - Import
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

SWA-PA-03729-BFE1		SA-7
	BOEING PROPRIETARY	Page 4

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA-PA-03729-LA-1400371

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	737-8 Aircraft ***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with ***

1.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

2.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

SWA‑PA‑03729‑LA‑1400371
737-8 ***		LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	August 25, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	SVP, Finance

SWA‑PA‑03729‑LA‑1400371
737-8 ***		LA Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 1

MODEL 737-8 ***

FOR Southwest Airlines Co.

SECTION	CONTENTS
1	***
2	***
3	***
4	***
5	***
6	***

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 2

1	***

2	***

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 3

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 4

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 5

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 6

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 7

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 8

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 9

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 10

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 11

3	***

4	***

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 12

5	***

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Enginges
Page 13

6	***

P.A. No 03729
AERO-B-BBA4-M13-1194C		SS15-0540
BOEING PROPRIETARY

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA-PA-03729-LA-1500831

Southwest Airlines Co.
2702 Love Field Drive
Dallas, Texas 75235

Attention:	Jon Stephens, Director - Fleet Transactions

Subject:	***

Reference:	A)	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

	B)	Master Change Proposal No. 4435E484D80 ***

provided under
correspondence letter no. 6-1131-CMM-LL0-16872, dated March
20, 2015 (Activation MC)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    ***

2.    ***

3.     Effectivity of the Activation MC.
Notwithstanding the aircraft effectivity set forth in the Activation MC, upon written Customer request on or before January 1, 2016, Boeing will ***

March 20, 2015
LA Page 1
BOEING PROPRIETARY

4.	Assignment.

Unless otherwise noted herein, ***
described in this Letter Agreement is provided *** to
Customer and in consideration of Customer's ***
becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. ***

This Letter Agreement is contingent upon the concurrent acceptance of the Activation MC. Please sign and return this offer on or before March 23, 2015, the date on which this offer will otherwise expire.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	March 23, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Jon Stephens

Its	Director Fleet Transactions

SWA-PA-03729-LA-1500831		March 20, 2015
***		LA Page 2
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A007-NEW (11/4/2011)			4Q16 External Fcst
Engine Model/Thrust:	CFMLEAP-1B28B1	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2019	2	***	***		***	***	***	***	***
Sep-2019	1	***	***		***	***	***	***	***
Oct-2019	2	***	***		***	***	***	***	***
Apr-2020	1	***	***		***	***	***	***	***
Jun-2020	1	***	***		***	***	***	***	***
Jul-2020	2	***	***		***	***	***	***	***
Aug-2020	2	***	***		***	***	***	***	***
Sep-2020	2	***	***		***	***	***	***	***
Jan-2021	1	***	***	D	***	***	***	***	***
Jan-2021	1	***	***		***	***	***	***	***
Feb-2021	1	***	***	D	***	***	***	***	***
Mar-2021	1	***	***		***	***	***	***	***

SA-7
SWA-PA-03729-LA1106474106097-1O.TXT	Boeing Proprietary	Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Apr-2021	1	***	***	D	***	***	***	***	***
Apr-2021	1	***	***		***	***	***	***	***
May-2021	1	***	***	D	***	***	***	***	***
May-2021	1	***	***		***	***	***	***	***
Jun-2021	1	***	***	D	***	***	***	***	***
Jul-2021	2	***	***		***	***	***	***	***
Jul-2021	1	***	***	D	***	***	***	***	***
Aug-2021	1	***	***	D	***	***	***	***	***
Sep-2021	2	***	***		***	***	***	***	***
Oct-2021	1	***	***	D	***	***	***	***	***
Oct-2021	2	***	***		***	***	***	***	***
Nov-2021	1	***	***	D	***	***	***	***	***
Dec-2021	1	***	***		***	***	***	***	***
Jan-2022	1	***	***	D	***	***	***	***	***
Jan-2022	2	***	***		***	***	***	***	***
Feb-2022	1	***	***	D	***	***	***	***	***
Feb-2022	2	***	***		***	***	***	***	***
Mar-2022	1	***	***	D	***	***	***	***	***
Mar-2022	1	***	***		***	***	***	***	***
Apr-2022	1	***	***	D	***	***	***	***	***
May-2022	1	***	***		***	***	***	***	***
Jun-2022	1	***	***	D	***	***	***	***	***
Jul-2022	1	***	***		***	***	***	***	***
Jul-2022	1	***	***	D	***	***	***	***	***

SA-7
SWA-PA-03729-LA1106474106097-1O.TXT	Boeing Proprietary	Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2022	1	***	***		***	***	***	***	***
Sep-2022	1	***	***	D	***	***	***	***	***
Oct-2022	1	***	***		***	***	***	***	***
Oct-2022	1	***	***	D	***	***	***	***	***
Nov-2022	1	***	***		***	***	***	***	***
Nov-2022	1	***	***	D	***	***	***	***	***
Dec-2022	1	***	***		***	***	***	***	***
Dec-2022	1	***	***	D	***	***	***	***	***
Jan-2023	1	***	***		***	***	***	***	***
Jan-2023	1	***	***	D	***	***	***	***	***
Feb-2023	1	***	***		***	***	***	***	***
Feb-2023	1	***	***	D	***	***	***	***	***
Mar-2023	1	***	***		***	***	***	***	***
Mar-2023	1	***	***	D	***	***	***	***	***
Apr-2023	1	***	***		***	***	***	***	***
Apr-2023	1	***	***	D	***	***	***	***	***
May-2023	1	***	***		***	***	***	***	***
May-2023	1	***	***	D	***	***	***	***	***
Jun-2023	1	***	***		***	***	***	***	***
Jun-2023	1	***	***	D	***	***	***	***	***
Jul-2023	1	***	***		***	***	***	***	***
Aug-2023	1	***	***	D	***	***	***	***	***
Aug-2023	1	***	***		***	***	***	***	***
Sep-2023	1	***	***	D	***	***	***	***	***

SA-7
SWA-PA-03729-LA1106474106097-1O.TXT	Boeing Proprietary	Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2023	1	***	***		***	***	***	***	***
Oct-2023	1	***	***	D	***	***	***	***	***
Oct-2023	1	***	***		***	***	***	***	***
Nov-2023	1	***	***	D	***	***	***	***	***
Nov-2023	1	***	***		***	***	***	***	***
Dec-2023	1	***	***	D	***	***	***	***	***
Dec-2023	1	***	***		***	***	***	***	***
Jan-2024	1	***	***	D	***	***	***	***	***
Jan-2024	1	***	***		***	***	***	***	***
Feb-2024	1	***	***	D	***	***	***	***	***
Feb-2024	1	***	***		***	***	***	***	***
Mar-2024	1	***	***	D	***	***	***	***	***
Mar-2024	1	***	***		***	***	***	***	***
Apr-2024	1	***	***	D	***	***	***	***	***
Apr-2024	1	***	***		***	***	***	***	***
May-2024	1	***	***	D	***	***	***	***	***
May-2024	1	***	***		***	***	***	***	***
Jun-2024	1	***	***	D	***	***	***	***	***
Jun-2024	1	***	***		***	***	***	***	***
Jul-2024	1	***	***	D	***	***	***	***	***
Aug-2024	1	***	***		***	***	***	***	***
Aug-2024	1	***	***	D	***	***	***	***	***
Sep-2024	1	***	***		***	***	***	***	***
Sep-2024	1	***	***	D	***	***	***	***	***

SA-7
SWA-PA-03729-LA1106474106097-1O.TXT	Boeing Proprietary	Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2024	1	***	***		***	***	***	***	***
Oct-2024	1	***	***	D	***	***	***	***	***
Nov-2024	1	***	***		***	***	***	***	***
Nov-2024	1	***	***	D	***	***	***	***	***
Dec-2024	2	***	***		***	***	***	***	***
Jan-2025	3	***	***		***	***	***	***	***
Feb-2025	3	***	***		***	***	***	***	***
Mar-2025	3	***	***		***	***	***	***	***
Apr-2025	3	***	***		***	***	***	***	***
May-2025	3	***	***		***	***	***	***	***
Jun-2025	3	***	***		***	***	***	***	***
Jul-2025	3	***	***		***	***	***	***	***
Aug-2025	3	***	***		***	***	***	***	***
Sep-2025	3	***	***		***	***	***	***	***
Oct-2025	3	***	***		***	***	***	***	***
Nov-2025	3	***	***		***	***	***	***	***
Dec-2025	3	***	***		***	***	***	***	***
Jan-2026	3	***	***		***	***	***	***	***
Feb-2026	3	***	***		***	***	***	***	***
Mar-2026	3	***	***		***	***	***	***	***
Apr-2026	3	***	***		***	***	***	***	***
May-2026	3	***	***		***	***	***	***	***
Jun-2026	3	***	***		***	***	***	***	***
Jul-2026	3	***	***		***	***	***	***	***

SA-7
SWA-PA-03729-LA1106474106097-1O.TXT	Boeing Proprietary	Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2026	3	***	***		***	***	***	***	***
Sep-2026	3	***	***		***	***	***	***	***
Oct-2026	3	***	***		***	***	***	***	***
Nov-2026	3	***	***		***	***	***	***	***
Dec-2026	3	***	***		***	***	***	***	***
Jan-2027	3	***	***		***	***	***	***	***
Feb-2027	3	***	***		***	***	***	***	***
Mar-2027	3	***	***		***	***	***	***	***
Apr-2027	3	***	***		***	***	***	***	***
May-2027	3	***	***		***	***	***	***	***
Jun-2027	3	***	***		***	***	***	***	***
Jul-2027	3	***	***		***	***	***	***	***
Aug-2027	2	***	***		***	***	***	***	***

Total:        195

* ***

SA-7
SWA-PA-03729-LA1106474106097-1O.TXT	Boeing Proprietary	Page 6

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106463R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Open Matters

Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the Aircraft program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Aircraft program develops as follows:
1.    Aircraft Delivery Schedule.
***

1.2    Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such review and discussions, Boeing will use its best commercially reasonable efforts to meet Customer’s fleet needs.

SWA‑PA‑03729‑LA‑1106463R2		SA-7
Open Matters		Page 1
Boeing Proprietary

2.        Aircraft Configuration.
2.1    Reserved.
2.2    Model 737-7. The initial configuration of Customer's Model 737-7 Aircraft has not been defined. ***

SWA‑PA‑03729‑LA‑1106463R2		SA-7
Open Matters		Page 2
Boeing Proprietary

3.    Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the Aircraft program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:
3.1    Software. Additional provisions relating to software and software loading.
3.2    Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.
3.3    Buyer Furnished Equipment (BFE) for 737-7. Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.
4.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA‑PA‑03729‑LA‑1106463R2		SA-7
Open Matters		Page 3
Boeing Proprietary

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	August 25, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	SVP, Finance

SWA‑PA‑03729‑LA‑1106463R2		SA-7
Open Matters		Page 4
Boeing Proprietary